UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 24, 2008

Gilead Sciences, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-19731	94-3047598
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

333 Lakeside Drive, Foster City, California		94404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-574-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 24, 2008, the Registrant’s Board of Directors (the "Board") approved amendments to the Registrant’s Bylaws, as amended and restated through May 8, 2007 (the "Bylaws"), which changes were effective immediately upon approval. The amendments revise the advance notice provisions in Sections 5 and 6 and the indemnification amendment provision in Section 43(h) of the Bylaws.
The amendments to Sections 5 and 6, among other matters:

• Clarify that the procedures set forth in the Bylaws are the exclusive means for stockholders to nominate directors at an annual or special meeting or to propose other business at an annual meeting, except for proposals submitted for inclusion in the Registrant’s proxy statement in accordance with Rule 14a-8 promulgated under the Securities and Exchange Act of 1934.

• Expand the disclosures stockholders must provide when submitting a director nomination and/or other business proposal for consideration at a meeting to include, among other things, (i) details about all ownership interests in the Registrant by the stockholder, including any hedging, derivative, short or other economic interests and any rights to vote the Registrant’s shares, (ii) all material relationships among such stockholder, the beneficial owner and any others acting in concert, and each proposed nominee, and (iii) all agreements between such stockholder, the beneficial owner and any others acting in concert in connection with the proposal of such business.

• Require that a stockholder making a director nomination or bringing other business at a stockholders meeting update certain disclosures as of the record date.

The revisions to Section 43(h) of the Bylaws specify that any amendment of the Bylaws which terminates or reduces indemnification rights contained in the Bylaws operates prospectively only.

The preceding description of the principal features of the amendments does not cover all of the changes to Sections 5, 6 and 43(h) and is qualified in its entirety by reference to the full text of the Bylaws, as amended, which are filed as Exhibit 3.4 to this Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number Description
3.4 Amended and Restated Bylaws of the Registrant, as amended and restated on October 24, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gilead Sciences, Inc.

October 28, 2008	By:	/s/ John F. Milligan, Ph.D.

Name: John F. Milligan, Ph.D.
Title: President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

3.4	Amended and Restated Bylaws of the Registrant, as amended and restated on October 24, 2008